Exhibit 10.10k

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

SIXTH AMENDMENT TO

THE AMENDED AND RESTATED

CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 24, 2015 (the “Amendment Effective Date”), is by and among SOLARCITY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto as lenders (the “Lenders”), the Administrative Agent, and Bank of America Merrill Lynch, as sole lead arranger and sole book manager, are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
AMENDMENTS TO CREDIT AGREEMENT

Section 1.01Deleted Definitions. The definitions of “Short-Term Solar Bonds Credit Support” and “Unencumbered Excluded Subsidiary Assets” are hereby deleted from Section 1.01.

Section 1.02Amendments to Section 1.01.  The following definitions in Section 1.01 are hereby amended and restated in their entirety to read as follows:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Borrowing Base Deficiency” means, at any time of determination, the failure of the Borrowing Base to exceed the sum of (a) the Total Outstandings plus (b) the aggregate principal amount of issued and outstanding Short-Term Solar Bonds.  Such determination shall be made based on the most recently delivered Borrowing Base Certificate and Total Outstandings as reflected in the Register.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding (i) acquisitions of PV Systems made in the ordinary course of business, (ii) normal replacements and maintenance which are properly charged to current operations and (iii) expenditures in connection with and substantially contemporaneous with the consummation of Permitted Acquisitions or Acquisitions of Developer Projects).

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $60,000,000, and (b) the Facility.  The Letter of Credit Sublimit is part of, and not in addition to, the Facility.

“Revolving Loan” has the meaning specified in Section 2.01(a).

Section 1.03Amendment to the Definition of “Cost of Acquisition”.  Clause (d) of the definition of “Cost of Acquisition” as set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(d)as of the date such Acquisition is consummated, a reasonable estimate of all additional purchase price amounts in the form of earn outs and other contingent obligations that are required to be recorded as a liability on the financial statements of the Borrower and its Subsidiaries as of such date in accordance with GAAP in connection with such Acquisition,

Section 1.04Amendment to the Definition of “Eligible Project Back-Log”.  Clauses (b) and (c) of the definition of “Eligible Project Back-Log” as set forth in Section 1.01 of the Credit Agreement is hereby deleted in their entirety and replaced with the following:

(b) residential Projects set forth in SolarWorks as being in the “permit phase” for more than [***] days after being included in Project Back-Log;

(c)commercial Projects set forth in SolarWorks as being in the “permit phase” for more than [***] days after being included in Project Back-Log;

Section 1.05Amendment to the Definition of “Permitted Acquisition”.  Clause (b) of the definition of “Permitted Acquisition” as set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b)the Loan Parties shall demonstrate to the reasonable satisfaction of the Administrative Agent that, after giving effect to the Acquisition on a Pro Forma Basis, the Loan Parties are in compliance with each of the financial covenants set forth in Section 7.11 as of the last day of the most recent measurement period for which financial statements have been delivered pursuant to Section 6.01;

Section 1.06Amendment to Section 2.01(a)(i).  Sub-clause (i) of clause (a) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) the Total Outstandings shall not exceed the lesser of (x) the Facility and (y) the Borrowing Base minus the aggregate outstanding principal amount of Short-Term Solar Bonds,

Section 1.07Amendment to Section 2.16(a), (b) and (e).  Clauses (a), (b) and (e) of Section 2.16 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(a)Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Revolving Lenders), the Borrower may from time to time, request an increase in the Facility so long as the Facility (“Incremental Facility”), after taking into account all such requests, does not exceed $300,000,000; provided that (i) any such request for an Incremental Facility shall be in a minimum amount of $10,000,000 and in increments of $5,000,000 (or such lesser amount as is acceptable to the Administrative Agent) in excess thereof, and (ii) the Borrower may make a maximum of three (3) such requests.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Lender is requested to respond.

(b)Lender Elections to Increase.  Each Revolving Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Revolving Percentage of such requested increase.  Any Revolving Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(e)Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, immediately before and after giving effect to the Incremental Facility, (A) the representations and warranties contained in Article V and the other Loan Documents are true

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

and correct, on and as of the Revolving Increase Effective Date, and except that for purposes of this Section 2.16, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists.  The Borrower shall deliver or cause to be delivered any other customary documents, (including, without limitation, legal opinions) as reasonably requested by the Administrative Agent in connection with any Incremental Facility.  The Borrower shall prepay any Revolving Loans outstanding on the Revolving Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Applicable Revolving Percentages arising from any nonratable increase in the Commitments under this Section.

Section 1.08Amendment to Section 4.01(i).  Clause (i) of Section 4.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)Material Contracts.  The Administrative Agent or its counsel shall have received true and complete copies, certified by an officer of the Borrower as true and complete, of all Material Contracts, together with all exhibits and schedules.  [***].

Section 1.09Deletion of Section 6.02(o).  Clause (o) of Section 6.02 of the Credit Agreement is hereby deleted in its entirety.

Section 1.10Amendment to Section 6.14(d).  Clause (d) of Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)Account Control Agreements.  Each of the Loan Parties shall not open, maintain or otherwise have any deposit or other accounts (including securities accounts) at any bank or other financial institution, or any other account where money or securities are or may be deposited or maintained with any Person, other than (i) deposit accounts that are maintained at all times with depositary institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (ii) securities accounts that are maintained at all times with financial institutions  as to which the Administrative Agent shall have received a Qualifying Control Agreement, (iii) deposit accounts established solely as payroll and other zero balance accounts and such accounts are held at Bank of America, (iv) deposit accounts established solely for receipt of proceeds from the sale of Solar Bonds or for the administration or payment of amounts due with respect to a Solar Bonds Issuance; provided, that, any loan proceeds of a Solar Bonds Issuance received by the Borrower shall be promptly directed to a deposit account or other account that complies with clauses (i) through (iii) above as set forth in the Payment Direction Letter, (iv) FBO accounts (“for the benefit of” accounts) established by the Borrower

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

exclusively for the benefit of prospective participants in a Solar Bonds Issuance, the sole purpose of which is to hold such prospective participants’ funds in connection with their participation in such Solar Bonds Issuance, (v) deposit accounts established solely for the benefit of a Tax Equity Investor to receive customer payments on behalf of such Tax Equity Investor in connection with Borrower’s operation and maintenance of PV Systems leased or owned by such Tax Equity Investor, and (vi) other deposit accounts, so long as at any time the balance in any such account does not exceed $10,000 and the aggregate balance in all such other deposit accounts does not exceed $100,000.

Section 1.11Amendment to Section 7.02(q).  Section 7.02(q) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(q)Solar Bonds Financing so long as the aggregate outstanding principal amount of (x) Short-Term Solar Bonds Issuances at no time exceed $[***] and (y) all Solar Bonds issued pursuant to all Solar Bonds Issuances (including Short-Term Solar Bonds Issuances) at no time exceeds $[***]; provided that at no time shall bondholders that are not Related Parties of Borrower hold more than $[***] of the aggregate principal amount of issued and outstanding Short-Term Solar Bonds;

Section 1.12Amendment to Section 7.02.  Clause (s) of Section 7.02 of the Credit Agreement is hereby deleted and replaced with clauses (s) and (t) to read as follows:

(s)Indebtedness incurred in connection with (i) Permitted Acquisitions or (ii) Acquisitions of Developer Projects; and

(t)other unsecured Indebtedness not contemplated by the above provisions in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

Section 1.13Amendment to Section 7.04(c).  Clause (c) of Section 7.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)in connection with any Permitted Acquisition (other than as set forth in clause (f) below) or any Acquisitions of Developer Projects, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of the Borrower and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person;

Section 1.14Amendment to Section 7.04(h).  Clause (ii) of Section 7.04(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(ii) Administrative Agent shall have received the Sunflower Acquisition Certificate prior to the Silevo Acquisition Date,

Section 1.15Amendment to Section 7.05(f).  Clause (f) of Section 7.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)other Dispositions so long as (i) the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneously with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (ii) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 7.14, (iii) unless otherwise contemplated herein, such transaction does not involve the sale or other disposition of Equity Interests in any Subsidiary, (iv) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise permitted under this Section, and (v) the aggregate net book value of all of the assets sold or otherwise disposed of by the Loan Parties and their Subsidiaries in all such transactions in any fiscal year of the Borrower shall not exceed $25,000,000;

Section 1.16Amendment to Section 7.05(g).  Clause (g) of Section 7.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)Disposition of assets of an Excluded Subsidiary as a result of a foreclosure of a Permitted Lien in connection with a Backlever Financing or System Refinancing so long as such foreclosure does not result in a Borrowing Base Deficiency; and

Section 1.17Amendment to Section 7.06(f).  Clause (f) of Section 7.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)the Borrower may pay earnouts in connection with a Permitted Acquisition or an Acquisition of Developer Project; provided, that, at any time a Default exists or would exist immediately before or after giving pro forma effect to such payment (including any Default that occurs due to a breach of Section 7.11(b) which Unencumbered Liquidity shall be measured on the date of such earnout payment), then Borrower may only pay earnouts in Equity Interests of Borrower; provided, further, that, a Default set forth in Section 8.01(k) shall not be existing after giving effect to the payment of any such earnout in Equity Interests;

Section 1.18Amendment to Section 7.11(b).  Clause (b) of Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b)Unencumbered Liquidity.  Permit the Unencumbered Liquidity of the Borrower to be less than the sum of (x) 20% of the Aggregate Commitments plus (y) 20% of the aggregate principal amount of issued and outstanding Short-Term Solar Bonds, measured monthly as of the last day of each month; provided, that Unencumbered Liquidity shall not be less than $[***] as of the last day of any month.

Section 1.19Amendment to Section 7.12(b).  Clause (b) of Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.12Capital Expenditures.

Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures (a) in the ordinary course of business made or (b) legally obligated to be made during the period commencing January 1, 2015 and continuing until the Maturity Date not exceeding, in the aggregate for the Borrower and its Subsidiaries, $350,000,000.

Section 1.20Amendment to Exhibits. Exhibits C, F, O, Q, T and U to the Credit Agreement are hereby deleted and replaced with the corresponding Exhibits attached hereto.

ARTICLE II.
consent and waiver

Section 2.01Chinese Subsidiary Stock Certificate.  In connection with the consummation of the Silevo Acquisition and the Zep Acquisition, Borrower is required under Section 6.14(a) of the Credit Agreement to deliver the stock certificates of the Chinese Subsidiaries of Zep Solar LLC and Silevo, LLC (collectively, “Chinese Stock Certificates”) to Administrative Agent for the benefit of the Secured Parties.  Due to requirements under the applicable Laws of the People’s Republic of China (“China”), the Chinese Stock Certificates must remain within China.  As such, Borrower has requested that Administrative Agent and Required Lenders waive the requirement that the Chinese Stock Certificates be delivered to Administrative Agent for the benefit of the Secured Parties.  Administrative Agent and Required Lenders hereby waive the requirement that the Chinese Stock Certificates be delivered to Administrative Agent for the benefit of the Secured Parties.

Section 2.02Limitations on Consent and Waiver.  The consent and waiver set forth above is limited strictly as written and may not be deemed to constitute a waiver of, nor consent to any noncompliance with, any term or provision of the Credit Agreement or any other Loan Document except as expressly set forth herein.  Further, this waiver does not constitute a waiver of any other Default or Event of Default arising as a result of the violation of any other term or provision of the Credit Agreement or any other Loan Documents or a waiver of any rights or remedies arising as a result of any such other Default or Event of Default.

ARTICLE III.
CONDITIONS TO EFFECTIVENESS

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 3.01Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Required Lenders and Administrative Agent.

(b)No Default or Event of Default shall exist.

(c)Administrative Agent shall have received an officer’s certificate executed by a Responsible Officer of the Borrower.

(d)The Administrative Agent shall have received from Borrower, for the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent on or before 5:00 pm (Pacific time) on June 23, 2015 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”, an amendment fee in an amount equal to ten (10) basis points on the aggregate Commitments of such Consenting Lender.

ARTICLE IV.
MiSCELLANEOUS

Section 4.01Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

Section 4.02Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than those which have been duly obtained.

(d)Immediately before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(e)After giving effect to this Amendment, the Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(f)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

Section 4.03Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

Section 4.04Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

Section 4.05Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

Section 4.06Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

Section 4.07Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

Section 4.08Electronic Execution. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by a manually executed counterpart.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 4.09Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. Except as provided in Section 2.01, this Amendment shall become effective when executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.10Acknowledgment of Foreign Account Tax Compliance Act.  For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 4.11No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

Section 4.12GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.13Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.14Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages to Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:SOLARCITY CORPORATION,

a Delaware corporation

By:   /s/ Brad Buss

Name: Brad Buss

Title:    Chief Financial Officer

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A.,

in its capacity as Administrative Agent

By:   /s/ Dora A. Brown

Name:  Dora A. Brown

Title:    Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

LENDERS:BANK OF AMERICA, N.A.,

in its capacity as a Lender, L/C Issuer and Swingline Lender

By:   /s/ Thomas R. Sullivan

Name:  Thomas R. Sullivan

Title:    SVP

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:   /s/ Mikhail Faybusovich

Name: Mikhail Faybusovich

Title:    Authorized Signatory

By:   /s/ Karim Rahimtoola

Name: Karim Rahimtoola

Title:    Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SILICON VALLEY BANK,

as a Lender

By:   /s/ Mona Maitra

Name: Mona Maitra

Title:    Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BRIDGE BANK, NATIONAL ASSOCIATION

as a Lender

By:   /s/ Randall Lee

Name:  Randall Lee

Title:    Assistant Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ONEWEST BANK, FSB

as a Lender

By:   /s/ Michael MacDonald

Name:  Michael MacDonald

Title:    Executive Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMERICAN SAVINGS BANK, F.S.B.,

a federal savings bank,

as a Lender

By:   /s/ Kyle J. Shelley

Name:  Kyle J. Shelley

Title:    Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GUARANTOR CONSENT

Each of the undersigned (each a “Guarantor”) consents to the foregoing Amendment to Credit Agreement and other Loan Documents (“Amendment”) and the transactions contemplated thereby and reaffirms its obligations under Article X (Continuing Guaranty) of the Credit Agreement (as the same may be amended, modified, supplemented or replaced from time to time, the “Guaranty”).

Each Guarantor reaffirms, to the extent a party thereto, that its obligations under the Guaranty are separate and distinct from the Borrower’s obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

Furthermore, each Guarantor acknowledges and agrees that any reference to the term “Credit Agreement” in the Guaranty shall mean the Credit Agreement dated of even date with the Guaranty together with all amendments, increases or modifications thereto.

Agreed and Acknowledged:

Dated as of:  June 24, 2015

GUARANTORS:

POPPY ACQUISITION LLC

By:

Name:  Lyndon Rive

Title:  President and CEO

ZEP SOLAR LLC

By:

Name: Lyndon Rive

Title:   President and CEO

SILEVO, LLC

By:

Name: Lyndon Rive

Title:   President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.